CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Alan Gaines, Chairman of the Board and Chief Executive Officer of Dune Energy, Inc., a Delaware corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-KSB for the year ended December 31, 2006 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 2, 2007

                                               /s/ Alan Gaines
                                               ---------------------------------
                                               Alan Gaines
                                               Chairman, Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.